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EXHIBIT 10.2.           MODIFICATION AND EXTENSION
AGREEMENT


THE STATE OF TEXAS             )
                               )
COUNTY OF BRAZORIA             )

         This MODIFICATION AND EXTENSION AGREEMENT ("AGREEMENT") is executed effective the 20th day of February, 1998, by and between TEAM, INC., A TEXAS CORPORATION ("BORROWER"), whose address for notice hereunder is P. O. Box 123, Alvin, Texas 77512, and STERLING BANK, A TEXAS BANKING CORPORATION ("LENDER"), whose address for notice hereunder is P. O. Box 40333, Houston, Texas 77240-0333;

                              W I T N E S S E T H:

         WHEREAS, Lender has loaned to Borrower, and Borrower has borrowed from Lender $1,700,000.00 ("Loan") such Loan being evidenced, in part, by the following instruments:

         (a) Promissory Note (the "NOTE") dated November 15, 1993, executed by Borrower, payable to the order of Lender, in the original principal amount of $1,700,000.00, upon which there remains unpaid a principal balance of $1,180,109.21, and upon which interest has been paid to the effective date of this Agreement;

         (b) Deed of Trust and Security Agreement (the "DEED OF TRUST") of even date with the Note, executed by Borrower in favor of Daryl D. Bohls, Trustee, and Lender, as "Beneficiary," and being recorded under Clerk's File No. 93-041770 in the Real Property Records of Brazoria County, Texas, covering the property described on Exhibit "A" attached hereto and made a part hereof for all purposes (the "PROPERTY"); and

         (c) Assignment of Rents and Leases (the "ASSIGNMENT OF RENTS") of even date with the Note, executed by Borrower in favor of Lender, as Assignee, and being recorded under Clerk's File No. 93-041771 in the Real Property Records of Brazoria County, Texas, covering the Property;

         WHEREAS, the Note, the Deed of Trust, the Assignment of Rents, and each and every other agreement, document and instrument executed or to be executed for the benefit of Lender in connection with the Loan (collectively, the "LOAN DOCUMENTS") are hereby incorporated by this reference for all purposes to the same extent as if set out herein verbatim; and

         WHEREAS, Borrower and Lender desire to amend and modify the Loan Documents and to renew, extend and carry forward all liens and security interests securing the Note.
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         NOW, THEREFORE, in consideration of the sum of TEN and NO/100 DOLLARS
($10.00) and other good and valuable considerations, the receipt and legal sufficiency of which are hereby acknowledged, and in further consideration of the terms, covenants and agreements contained in the Loan Documents and this
Agreement:

         (1) Modification of Note. Lender and Borrower hereby agree that the Note is hereby renewed, rearranged, extended, amended and modified as follows:

                 (a) The outstanding, unpaid principal balance of the Note is $1,180,109.21, and Borrower hereby promises and agrees to pay said amount to Lender, together with interest thereon, all in accordance with the terms and provisions of the Note, as renewed, rearranged, extended, amended and modified by this Agreement.

                 (b) The outstanding, unpaid balance of the Note, as renewed, rearranged, extended, amended and modified by this Agreement, is due and payable in one hundred eight (108) consecutive monthly installments, the first one hundred seven (107) of which being in the amount of Sixteen Thousand Two Hundred Twenty-two and No/100 Dollars ($16,222.00), including accrued interest each, and the one hundred eighth (108th) and final installment being in the amount of the balance of principal and accrued interest then due on the Note, as renewed, rearranged, extended, amended and modified by this Agreement. The first such installment is due and payable March 15, 1998, and the remaining installments are due and payable in consecutive order on the same day of each and every succeeding calendar month thereafter until all sums called for under the Note, as renewed, rearranged, extended, amended and modified by this Agreement, have been paid in full.

                 (c) Notwithstanding the payment schedule specified above, Lender may, at its sole discretion and from time to time increase or decrease the payment amounts specified above to a level sufficient to amortize the Note, as renewed, rearranged, extended, amended and modified by this Agreement, at not more than its original rate of amortization for the remaining term of the Note, as renewed, rearranged, extended, amended and modified by this Agreement, at the interest rate then in effect by giving prior written notice to Borrower, with such notice to be considered as given when deposited in the United States mail, postage prepaid, addressed to Borrower at the address specified above.

                 (d) Interest on the outstanding balance of the Note, as renewed, rearranged, extended, amended and modified by this Agreement, shall accrue from and after the effective date of this Agreement until maturity as above stated at a varying rate per annum which is one-half of one percent (.5%) per annum (hereinafter called the "MARGIN PERCENTAGE"),





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         above the Prime Rate (hereinafter defined) as published in the
         Southwest Edition of the Wall Street Journal from time to time (but in no event to be less than seven percent (7.0%) per annum nor to exceed the lesser of eleven percent (11.0%) per annum or the Maximum Rate (hereinafter defined), with adjustments in such varying rate to be made on the same date as any change in the Prime Rate and adjustments due to changes in the Maximum Rate to be made on the effective date of any change in the Maximum Rate. For the purposes of the Note, as renewed, rearranged, extended, amended and modified by this Agreement, "Prime Rate" means that variable rate of interest per annum published in the Southwest Edition of the Wall Street Journal from time to time as the "prime rate". This rate is a composite or the highest of any range of rates set by financial institutions selected by the Wall Street Journal. These financial institutions set their respective "prime rates" as a general reference rate of interest, taking into account such factors as they may deem appropriate, it being understood that many of their commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that they and Lender may make various commercial or other loans at rates of interest having no relationship to such rate. If for any reason the Prime Rate, as defined above, ceases to exist or to be readily available, then Lender may replace and substitute the Prime Rate and the Margin Percentage, as defined above, with a different index and margin percentage that historically has yielded or that Lender believes prospectively will yield an interest rate on the Note, as renewed, rearranged, extended, amended and modified by this Agreement, comparable to the Prime Rate plus the Margin Percentage, as defined above. Notwithstanding the foregoing, if at any time the sum of the Margin Percentage plus the Prime Rate exceeds the Maximum Rate, the rate of interest to accrue on the Note, as renewed, rearranged, extended, amended and modified by this Agreement, will be limited to the Maximum Rate, but any subsequent reductions in the Prime Rate will not reduce the rate of interest accruing on the Note, as renewed, rearranged, extended, amended and modified by this Agreement, below the Maximum Rate until the total amount of interest accrued on the Note, as renewed, rearranged, extended, amended and modified by this Agreement, equals the amount of interest which would have accrued if a varying rate per annum equal to the sum of the Margin Percentage plus the Prime Rate had at all times been in effect. If at maturity or final payment of the Note, as renewed, rearranged, extended, amended and modified by this Agreement, the total amount of interest paid or accrued under the foregoing provisions is less than the total amount of interest that would have accrued if a varying rate per annum equal to the sum of the Margin Percentage plus the Prime Rate had at all times been in effect, then Borrower agrees to pay to Lender an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have accrued on the Note, as renewed, rearranged, extended, amended and modified by this Agreement, if the Maximum Rate had at all times been in effect or (ii) the amount of interest which would have accrued if a varying rate per annum equal to the sum of the Margin Percentage plus the Prime Rate had at all times been in effect, and (b)





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         the amount of interest accrued in accordance with the other provisions of the Note, as renewed, rearranged, extended, amended and modified by this Agreement. All payments of interest shall be computed on the per annum basis of a year of 360 days and for the actual number of days elapsed unless such calculation would result in a usurious rate, in which case interest shall be calculated on the per annum basis of a year of 365 or 366 days, as the case may be.

                 (e) Notwithstanding the interest rate or the floor or ceiling on said interest rate, all as specified above, Lender may, at its sole discretion, on February 15, 2005, increase or decrease the interest rate payable under the Note, as renewed, rearranged, extended, amended and modified by this Agreement (with a corresponding increase or decrease in remaining monthly payments) to a rate not in excess of the lesser of (i) three percent (3.0%) per annum above the Prime Rate or (ii) the Maximum Rate by giving written notice to Borrower, with such notice to be considered as given when deposited in the United States mail, postage prepaid, addressed to Borrower at the address specified above.

                 (f) All past due principal and interest will bear interest from the date due until paid at the Maximum Rate. The MAXIMUM RATE" means the maximum nonusurious rate of interest per annum permitted by whichever of applicable laws of the United States of America or Texas permit the higher interest rate, including to the extent permitted by applicable laws, any future amendments of such laws or any new laws coming into effect in the future to the extent a higher rate of interest is permitted by any such amendment or new law; provided, however, that if applicable laws do not provide for a maximum nonusurious rate of interest (for example, a loan secured by a first lien on residential real estate), then the Maximum Rate means twenty-four percent (24%) per annum. The Maximum Rate will be applied by taking into account all amounts characterized by applicable law as interest on the debt evidenced by the Note, as renewed, rearranged, extended, amended and modified by this Agreement, so that the aggregate of all interest does not exceed the maximum nonusurious amount permitted by applicable law. Alternatively, Lender may charge and collect a late fee of five percent (5%) of any scheduled installment that is more than ten (10) days past due.

         All other terms and provisions of the Note, except as expressly renewed, rearranged, extended, amended and modified by this Agreement, remain the same.

         (2) Modification of Deed of Trust. Lender and Borrower hereby agree that Paragraph 18 of the Deed of Trust is hereby amended and modified by adding the following language to the end of said paragraph:

         "Notwithstanding anything herein to the contrary, Grantors may transfer the premises to a limited partnership owned directly or indirectly 100% by Grantors, without the





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         requirement of obtaining the prior approval of Beneficiary.  Further, there shall be no fees, modifications to documents, or other conditions payable to or due to Beneficiary because of such transfer; provided, however, that Beneficiary may require the limited partnership to execute an agreement in which the limited partnership assumes the indebtedness, the liabilities and the obligations evidenced by the Note and contained in all documents, instruments and agreements executed in connection with or as security for the Note, and Grantors agree to pay the reasonable fees incurred in the preparation and recordation of said agreement."

         (3) Modification of Liability. Lender and Borrower hereby agree that all references to the Note in the Deed of Trust, and all other Loan Documents are hereby amended to refer to the Note, as renewed, rearranged, extended, amended and modified by this Agreement.

         (4) Reaffirmation of Liability. Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements contained in the Loan Documents, with the same force and effect as if each were separately stated herein and made as of the date hereof. Borrower hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the Loan Documents, as herein modified, represent the valid, binding and enforceable obligations of Borrower, and Borrower further acknowledges that there are no existing claims, defenses (personal or otherwise), or rights of setoff whatsoever with respect to any of the Loan Documents, and Borrower further acknowledges and represents that no event has occurred and no condition exists which would constitute a default under any of the Loan Documents, or this Agreement, either with or without notice or lapse of time, or both. Lender and Borrower hereby agree that this Agreement and all of the Loan Documents are in full force and effect so that nothing herein contained shall be construed as modifying in any manner any of the Loan Documents, except as specifically modified by this Agreement.

         (5) No Release of Liens. Lender and Borrower hereby agree that this Agreement modifies the Loan Documents, and in no way acts as a diminishment, impairment, release or relinquishment of the liens, powers, titles, security interests and rights ("LIENS") securing payment of the Note, including, without limitation, the Liens created by the Deed of Trust. The Liens are hereby renewed, extended, ratified, confirmed and carried forward by Borrower in all respects, except to the extent same have previously been released of record by Lender.

         (6) Borrower's Business Plan. Borrower has relied and is relying upon Borrower's expertise and business plan in all matters in connection with the Property, the Loan Documents and this Agreement. Borrower has not relied and is not relying on Lender's expertise or business acumen in any matter in connection with the Property, the Loan Documents or this Agreement. The relationship between Borrower and Lender is solely that of borrower and lender, and Lender has no fiduciary or other special relationship with Borrower. No term or condition of the Loan Documents or this Agreement shall be construed so as to deem the relationship between Borrower and Lender to be other than that of borrower and lender.





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         (7)     Release of Lender.  Borrower releases, acquits and forever discharges Lender, Lender's agents, servants and employees and all persons, natural or corporate, in privity with them or any of them, from any and all claims or causes of action of any kind whatsoever, at common law, statutory or otherwise, which Borrower has now or might have in the future, known or unknown, now existing or that might arise hereafter, directly or indirectly attributable to the Property, the Loan Documents, or from any transaction or matter in connection with the Loan Documents, or the Property, it being intended to release all claims of any kind or nature that Borrower might have against those hereby released whether asserted or not.

         (8) Further Assurances. Borrower agrees to perform any further acts and to execute and deliver any further documents that may be reasonably necessary in the opinion of Lender or Lender's counsel to carry out the provisions of this Agreement.

         (9) Entire Agreement. This Agreement sets forth the entire agreement of Lender and Borrower with respect to the subject matter of this Agreement. There are no oral conditions, representations or agreements affecting this Agreement. No extension or variation in the covenants to be performed under this Agreement or in the terms of this Agreement and no release or satisfaction of this Agreement shall be binding on any party unless the same is in writing and signed by the party or an authorized officer of any corporate party. Notwithstanding anything to the contrary contained in this Agreement or inferred hereby or in any other instrument executed by Borrower or Lender or in any other action or conduct undertaken by Borrower or by Lender on or before the date hereof, the agreements, covenants and provisions contained in this Agreement shall constitute the only evidence of Lender's consent to modify the terms and provisions of the Loan Documents in the manner set forth in this Agreement. Accordingly, no express or implied consent to any further modifications of the Loan or the Loan Documents, whether any such modifications involve any of the matters contained in this Agreement or otherwise, shall be inferred or implied from Lender's execution of this Agreement unless evidenced by an express written agreement executed by Lender. Further, Lender's execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the Loan or any of the Loan Documents shall require the express written approval of Lender, no such approval (either express or implied) having been given as of the date hereof.

         (10) Borrower's Signature. The undersigned individual signing for and on behalf of Borrower represents and warrants that he or she is duly authorized and empowered to execute this Agreement; that he or she has read this Agreement and fully understands this Agreement to be a compromise, settlement and release of all claims, known or unknown, present or future, which Borrower has or may have against the parties released, arising out of the matters described; that he or she is of legal age and legally competent to execute this Agreement, and that he or she does so of his or her own free will and accord, without threat or duress, and without reliance on any representation of any kind or character not expressly set forth in this Agreement.

         (11) Survival. All representations, warranties, covenants and agreements of Lender and Borrower made in this Agreement shall survive the execution and delivery of this Agreement, until such time





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as all of the obligations of the signatories hereto shall have lapsed in accordance with their respective terms or shall have been discharged in full.

         (12) Legal Fees and Expenses. All reasonable costs and expenses incurred by Lender as a result of or in connection with the negotiation, preparation, performance and enforcement of this Agreement and all transactions pursuant to this Agreement shall be paid by Borrower, including, without limitation, Lender's attorneys fees and expenses.

         (13) Parties Bound. This Agreement is binding on and inures to the benefit of Lender, Borrower, and their respective heirs, executors, administrators, legal representatives, successors and assigns.

         (14) Governing Law. This Agreement is executed, delivered and performable in Houston, Harris County, Texas and shall be construed under and in accordance with the laws of the State of Texas and federal law.

         (15) Conflicts. In the event of any conflict between any of the terms and provisions of the Note or any of the other Loan Documents and the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control.

         (16) Executed Counterparts. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         THIS AGREEMENT AND THE LOAN DOCUMENTS REFERENCED HEREIN FOR THE LOAN OR OTHER EXTENSION OF CREDIT DESCRIBED HEREIN REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the dates of the acknowledgements set forth below, to be effective for all purposes, however, as of the date first above written.

                                        BORROWER:

                                        TEAM, INC., A Texas corporation


                                        By:  /s/  MARGIE E. ROGERS
                                           --------------------------------
                                            Name: Margie E. Rogers
                                            Title:





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                                        LENDER:

                                        STERLING BANK, a Texas banking
                                        corporation


                                        By:   /s/ JEFFREY A. VELLIGAN
                                           -----------------------------
                                           Name:  Jeffrey A. Velligan
                                           Title: Sr. Vice President





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THE STATE OF TEXAS            )
                              )
COUNTY OF HARRIS              )

                  This instrument was acknowledged before me on the 20th day of February, 1998, by Margie E. Rogers, Vice President of TEAM, INC., a Texas corporation, for and on behalf of said corporation.


(SEAL)                                     /s/ Kent W. Simmons
                                          ----------------------------------
                                          Notary Public, State of Texas

My Commission Expires:                    Printed Name of Notary Public

March 21, 1998                            Kent W. Simmons
--------------                          ------------------------

THE STATE OF TEXAS           )
                             )
COUNTY OF HARRIS             )

         This instrument was acknowledged before me on the 20th day of February, 1998, by Jeffrey A. Velligan, Sr. Vice President of STERLING BANK, A TEXAS BANKING CORPORATION, for and on behalf of said banking corporation.


(SEAL)                                            /s/ Lauren Blaies Blowers
                                                  -----------------------------
                                                  Notary Public, State of Texas

My Commission Expires:                            Printed Name of Notary Public

August 20, 2000                                     Lauren Blaies Blowers
---------------                                   -----------------------------




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